PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of July 24, 2026 is made by BLOCK 40 HOLDCO LLC, a Delaware limited liability company, having an address at c/o Stewards, Inc., 4300 N. University Drive, Suite D105, Lauderhill, FL 33351 (“Borrower”), to 1818 MEZZ LENDER LLC, a Delaware limited liability company, having an address at c/o CCL Capital, 420 Lexington Avenue, Suite 2100, New York, NY 10170 (together with its successors and assigns, “Lender”).

Recitals:

1.                  Pursuant to that certain Mezzanine Loan Agreement of even date herewith between Lender and Borrower (the “Loan Agreement”), Lender agreed to make a Loan to Borrower in the amount of $10,000,000.00 (the “Loan”). The Loan is evidenced by a Mezzanine Promissory Note (the “Note”) of even date herewith in the principal amount of the Loan from Borrower to Lender. The Loan Agreement, Note, this Agreement and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan, any security agreements, financing statements, other guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or each individually as a “Loan Document.”

2.                  Block 40 Property, LLC, a Delaware limited liability company (the “Mortgage Borrower”), owns the Property, and is the borrower under that certain Loan Agreement, dated as of the date hereof, by and between VMC CRE Master Lending Upper REIT LLC, a Delaware limited liability company (“Mortgage Lender”) and Mortgage Borrower (the “Mortgage Loan Agreement”), the loan made pursuant to which is secured by, among other things, that certain Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, Fixture Financing Statement and Notice of Future Advance, dated as of the date hereof, made by Mortgage Borrower in favor of Mortgage Lender (the “Security Instrument”), encumbering the Property.

3.                  Mortgage Borrower is referred to herein as the “Pledged Entity”.

4.                  To secure Borrower’s obligations under the Loan Documents and to ensure the timely payment of the Loan and the performance of Borrower’s other obligations under and in accordance with the Loan Documents, Borrower is required, among other things, to pledge, and by this Agreement does pledge, among other things, all of its right, title and interest in, to and under the Pledged Company Interests (as defined below).

NOW, THEREFORE, in consideration of the foregoing and in order to induce Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1
Defined Terms

Section 1.1           Defined Terms. Unless otherwise provided herein, all capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed thereto in the Loan Agreement and, for the purposes of this Agreement, in addition to the terms defined above, the following terms shall have the following meanings:

(a)               “Article 8 Matter” means any action, decision, determination or election by the Pledged Entity or its equity holders that its Equity Interests be, or cease to be, a “security” as defined in and governed by Article 8 of the Uniform Commercial Code, and all other matters related to any such action, decision, determination or election.

(b)               “Article 8 Interests” has the meaning set forth in Article 9.

(c)               “Cash Distributions” has the meaning set forth in Section 5.3.

(d)               “Certificated Securities” has the meaning set forth in Section 2.2.

(e)               “Collateral” has the meaning set forth in Section 2.1.

(f)                “Distributions” has the meaning set forth in Section 5.3.

(g)               “Equity Interests” means, as applicable, (i) partnership interests (whether general or limited) in an entity that is a partnership; (ii) limited liability company interests in an entity that is a limited liability company; (iii) the shares or stock interests in an entity that is a corporation; or (iv) the beneficial ownership interests in any entity that is a trust.

(h)               “Event of Default” has the meaning set forth in Article 6.

(i)                 “Governing Documents” means for an entity, the organizational documents of such entity, including: (i) the operating agreement and articles of organization for a limited liability company; (ii) the partnership agreement and articles of limited partnership for a limited partnership; (iii) the bylaws and articles of incorporation for a corporation; and (iv) the trust agreement for a trust.

(j)                 “Mortgage Loan” shall have the meaning set forth in the Loan Agreement.

(k)               “Mortgage Loan Documents” shall have the meaning set forth in the Loan Agreement.

(l)                 “Non-Cash Distributions” has the meaning set forth in Section 5.1.

(m)             “Obligations” has the meaning set forth in Section 2.1.

(n)               “Pledged Company Interests” means one hundred percent (100%) of the limited liability company interests in Mortgage Borrower.

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(o)               “Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Company Interests, collections thereon or distributions with respect thereto.

(p)               “Securities Act” means the Securities Act of 1933, as amended.

(q)               “Strict Foreclosure Agreement” has the meaning set forth in Section 7.11.

(r)                “Strict Foreclosure Proposal” has the meaning set forth in Section 7.11.

(s)                “UCC” means the Uniform Commercial Code as in effect in the State of New York, as amended, modified, revised or restated from time to time; provided, that, if, by reason of mandatory provisions of law, the validity or perfection of Lender’s security interest in the Collateral or any part thereof is governed by the Uniform Commercial Code or other similar law as in effect in a jurisdiction other than New York, the “UCC” means the Uniform Commercial Code or such similar law as in effect in such other jurisdiction for purposes of the provisions hereof relating to such validity or perfection.

Section 1.2           Principles of Construction. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

Section 1.3           Definition Conflicts. Unless otherwise defined herein or the context otherwise requires, each term defined in the UCC is used in this Agreement with the same meaning; provided that, if the definition given to such term in the Loan Agreement conflicts with the definition given to such term in the UCC, the Loan Agreement definition shall control to the extent legally allowable; and if any definition given to such term in Article 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Article 9 definition shall prevail.

ARTICLE 2
Grant of Security Interest

Section 2.1           Collateral. As security for the full and punctual payment and performance of the Debt (whether at the stated maturity, by acceleration, or otherwise), each obligation of Borrower contained herein, each obligation of Borrower contained in the Loan Agreement and any other Loan Document, and each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document (collectively, the “Obligations”), Borrower hereby grants, pledges, hypothecates, transfers and assigns to Lender a first priority and continuing lien on, and first priority security interest in, all of Borrower’s right, title, ownership, equity or other interests in and to the following, whether now owned or hereafter acquired, now existing or hereafter arising, and wherever located (collectively, the “Collateral”):

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(a)               all Pledged Company Interests and all other ownership interests of Borrower in Pledged Entity;

(b)               all securities, moneys or property representing dividends or interest on any of the Pledged Company Interests, or representing a distribution in respect of the Pledged Company Interests, or resulting from a split-up, revision, reclassification or other like change of the Pledged Company Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Company Interests;

(c)               any policy of insurance payable by reason of loss or damage to the Pledged Company Interests and any other Collateral;

(d)               all “securities,” “accounts,” “general intangibles,” “instruments” and “investment property” (in each case as defined in the UCC) constituting or relating to the foregoing;

(e)               the Governing Documents of Pledged Entity and any other agreement or instrument relating to the Pledged Company Interests, including, without limitation, (i) all rights of Borrower to receive moneys or distributions with respect to the Pledged Company Interests due and to become due under or pursuant to such Governing Documents, (ii) all rights of Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Company Interests, (iii) all claims of Borrower for damages arising out of or for breach of or default under such Governing Documents, (iv) any right of Borrower to perform under such Governing Documents and to compel performance and otherwise exercise all rights and remedies thereunder, and (v) all of the right, title and interest of Borrower as an equity holder to participate in the operation or management of Pledged Entity and all of Borrower’s ownership interests under the Governing Documents of Pledged Entity; and

(f)                all Proceeds of any of the foregoing property of Borrower, including, without limitation, any proceeds of insurance thereon.

Section 2.2           Perfection of Security Interest. On or before the Closing Date, Borrower shall (a) deliver to Lender for filing one or more financing statements in connection with the Collateral in the form required to properly perfect Lender’s security interest in the Collateral in all jurisdictions deemed appropriate by Lender, to the full extent that such security interest in the Collateral may be perfected by such a filing, (b) with respect to any Equity Interest in a Pledged Entity that is represented by a partnership certificate, member certificate or stock certificate, or any other instrument, note, chattel paper or certificate qualifying as investment property (“Certificated Securities”), deliver to Lender such Certificated Securities in the Pledged Entity in the form of Exhibit D attached hereto, duly endorsed or subscribed in blank, or accompanied by appropriate stock powers or other instruments of transfer, pledge or assignment, or enter into such other arrangement, as necessary to give control of any such investment property to Lender within the meaning of Section 8-106 of the UCC (in each case, if Lender so requests, with signature guaranteed), and (c) promptly take all other actions reasonably required to perfect the security interest of Lender in the Collateral under applicable law.

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Section 2.3           Retention of Rights. So long as no Event of Default shall have occurred and be continuing beyond the expiration of any applicable cure and/or grace period set forth under the Loan Documents and subject to the terms and provisions of the Loan Agreement, Borrower shall have the right to collect and retain any and all moneys, payment intangibles or property due and to become due to Borrower now or in the future in respect of the Pledged Company Interests, or to which Borrower may now or in the future be entitled to in its capacity as a member of Borrower(s), whether by way of a dividend, distribution, return of capital, or otherwise.

Section 2.4           Post-Closing Collateral. After the Closing Date, Borrower shall concurrently take the actions contemplated by clauses (a) through (c) of Section 2.2 above with respect to any and all additional collateral acquired by Borrower (including, without limitation, any newly issued Equity Interests of a Pledged Entity, any conversion of a pre-existing Equity Interest, and any Non-Cash Distributions, as applicable).

Section 2.5           Borrower Remains Liable. Anything herein to the contrary notwithstanding: (a) Borrower shall remain liable under the Governing Documents of Pledged Entity to the extent set forth therein and shall perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Lender of any of the rights hereunder shall not release Borrower from any of its duties or obligations under any of such Governing Documents; and (c) Lender shall not have any obligation or liability under any of such Governing Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; provided that, upon foreclosure thereof, Lender and any other transferee of the Collateral shall take the same subject to such Governing Documents.

ARTICLE 3
Powers of Borrower Prior to an Event of Default

Section 3.1           Pre-Default Powers. Unless an Event of Default has occurred, and subject to the terms of the Loan Documents, Borrower shall be entitled to (a) receive the profits, losses, income, surplus, return on capital and any other Distributions allocable to the Collateral, and (b) exercise (but only in a manner that will not (i) violate or be inconsistent with the terms hereof or of any other Loan Document, or (ii) have the effect of impairing the position or interests of Lender) the voting, consent, administration, management and all other powers, rights and remedies of Borrower with respect to the Collateral under the Governing Documents of the Pledged Entity (including all other rights and powers thereunder which are pledged hereunder).

Section 3.2           Termination of Powers.

(a)               Upon the occurrence and during the continuance of an Event of Default, Lender shall have all powers, rights and remedies of Borrower which are conditionally permitted pursuant to Section 3.1, and Borrower shall cease to have all such powers, rights and remedies and the provisions of Section 5.3 and Article 7 shall apply, and without limiting the generality of the foregoing:

(i)                 all rights of Borrower to receive the Distributions, Proceeds and other payments which it would otherwise be authorized to receive and retain shall cease, and Lender shall thereupon have the sole right to receive and hold as Collateral such Distributions and other payments;

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(ii)              all Distributions, Proceeds and other payments which are received by Borrower contrary to the provisions of this Section 3.2 shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Lender as Collateral in the same form as so received (with any necessary endorsement);

(iii)            Lender shall, after providing written notice to Borrower and Pledged Entity, (A) have the exclusive right to vote or give consents with respect to the Pledged Company Interests, and (B) have all rights that Borrower had under the Governing Documents of Pledged Entity to operate and manage Pledged Entity, including all rights relating to voting, consent, administration, management and all other powers, rights and remedies of Borrower under such Governing Documents, whether in Borrower’s name or otherwise, including the right to appoint officers, directors, managers and other similar positions and the right to exercise Borrower’s rights, if any, of conversion, exchange, or subscription, or any other rights, privileges or options pertaining to any of the Pledged Company Interests, including the right to exchange, at Lender’s discretion, any and all of the Pledged Company Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Entity, all without liability, except to account for property actually received by Lender.

(b)               All amounts advanced by, or on behalf of, Lender in exercising its rights under this Section 3.2 (including, but not limited to, reasonable legal expenses and actual out-of-pocket disbursements incurred in connection therewith), together with interest thereon from the date of each such advance at the Default Rate as set forth in the Note, shall be deemed made pursuant to contract, shall be payable by Borrower to Lender on demand and shall be deemed part of the Debt and secured by the Collateral.

ARTICLE 4
Representations, Warranties
and Covenants of Borrower

Borrower hereby covenants with Lender, and represents and warrants to Lender, as of the Closing Date as follows:

Section 4.1           No Conflict. The exercise by Lender of its rights and remedies hereunder does not violate any provision of the organizational documents of Borrower or the Governing Documents of Pledged Entity, or any agreement or instrument to which Borrower or Pledged Entity is a party or by which Borrower or Pledged Entity or any of their respective property is bound, and upon Lender’s exercise of its remedies, under such documents, Lender is entitled to (a) automatically become a member, partner, stockholder or other owner, as applicable, of the Pledged Entity and exercise all rights and powers of a member, partner, stockholder or other owner, as applicable, under the Governing Documents of Pledged Entity, to the same effect as Borrower was entitled prior to Lender’s exercise of its remedies, (b) receive all Distributions to the same effect as Borrower was entitled prior to Lender’s exercise of its remedies, and (c) control and manage the Pledged Entity, to the same effect as Borrower was entitled prior to Lender’s exercise of its remedies.

Section 4.2           Percentage Ownership. Borrower owns the Pledged Company Interests, which consists of one hundred percent (100%) of the limited liability company interests in the Mortgage Borrower.

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Section 4.3           Defense of Title. Borrower shall defend Lender’s right, title and interest in and to the Collateral against the claims and demands of all other Persons.

Section 4.4           Perfected Security Interest. Giving effect to this Agreement and upon the proper filing of a financing statement relating to the Collateral, Lender has, with respect to all Collateral owned by Borrower on the Closing Date, and will have with respect to any other property at any time hereafter acquired by Borrower and pledged to Lender as Collateral hereunder, a valid, perfected and continuing first lien upon and security interest in the Collateral. All instruments of transfer are duly executed and provide the Lender the authority they purport to confer. The grant and perfection of the security interests in the Pledged Company Interests and other Collateral for the benefit of Lender, in accordance with the terms hereof, are not made in violation of the registration requirements of the Securities Act, any applicable provisions of other federal securities laws, state securities or “blue sky” laws, foreign securities law, or applicable general corporation law or any other applicable law.

Section 4.5           No Financing Statements. Except for financing statements filed or to be filed in favor of Lender as secured party, or such other financing statements expressly permitted with Lender’s prior written consent, which may be withheld in Lender’s sole discretion, there are not now, and will not in the future be, any financing statements under the UCC covering any or all of the Collateral, and no such financing statements are, or will be, filed in any public office.

Section 4.6           Certificated Securities.

(a)               Borrower represents and warrants that all of the Equity Interests in Pledged Entity are issued in the form of Certificated Securities that constitute “security certificates” as defined in the UCC. Borrower further covenants and agrees that it shall not permit the Pledged Entity to convert existing Equity Interests, or issue new Equity Interests, other than as Certificated Securities satisfying the foregoing requirements. Notwithstanding the foregoing, Borrower shall promptly notify Lender if any Equity Interest with respect to a Pledged Entity (whether now owned or hereafter acquired by Borrower) is not evidenced by a Certificated Security, and shall promptly thereafter take all actions required to perfect the security interest of Lender in such Equity Interest under applicable law as required herein. Borrower further agrees to take such additional actions as Lender deems necessary or desirable to effect the foregoing and to permit Lender to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to Lender with respect to any such pledge of Equity Interests which are not Certificated Securities promptly upon the written request of Lender.

(b)               The parties acknowledge and agree that the Pledged Company Interests constitute “securities” (as defined in Section 8-102(a)(15) of the UCC), and Borrower covenants and agrees that (i) the Pledged Company Interests are not and will not be dealt in or traded on securities exchanges or securities markets; (ii) the terms of the Pledged Company Interests are not and will not be “investment company securities” within the meaning of Section 8-103 of the UCC; (iii) the Pledged Company Interests constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC; (iv) the Pledged Company Interests shall at all times be certificated and evidenced by certificates in a form reasonably acceptable to Lender (including, without limitation, that such certificates state that the Pledged Company Interests are “securities”, as defined in Section 8-102(a)(15) of the UCC); (v) Lender may perfect its security interest in the Pledged Company Interests by taking delivery thereof under Section 8-301 of the UCC, as applicable; and (vi) the Governing Documents of the Pledged Entity shall at all times state that the Pledged Company Interests are “securities” (as defined in Section 8-102(a)(15) of the UCC). For the avoidance of doubt, the public trading of stock in Guarantor shall not be considered a breach of the representation and covenant contained in subclause (b)(i) above.

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(c)               By executing and delivering this Agreement, the parties hereto intend to establish Lender’s control over the Collateral for purposes of Article 8 of the UCC.

Section 4.7           Fully Paid and Non-Assessable. All of the Pledged Company Interests have been duly authorized and validly issued and are fully paid and non-assessable. Borrower is not, and shall not become, a party to or otherwise be or become bound by any agreement, other than this Agreement other than the Mortgage Loan Agreement and any other Mortgage Loan Documents, which restricts in any manner the rights of any present or future holder of any of the Pledged Company Interests with respect thereto.

Section 4.8           Change in Location of Principal Place of Business. Borrower shall not relocate its chief executive office and/or principal place of business to a new location without first notifying Lender by giving at least ten (10) days’ prior written notice.

Section 4.9           Preservation of Related Collateral. Borrower shall not allow any default for which it is responsible to occur under and in respect of the Collateral, and shall fully perform or cause to be performed when due all of its obligations under and in respect of the Collateral in all material respects.

Section 4.10       Papers; Records and Files.

(a)               Borrower shall acquire and shall assemble, maintain and have available a complete file relating to the Equity Interests, including all statements and other information delivered to Borrower pursuant to the Governing Documents of Pledged Entity or otherwise. Borrower shall maintain all such papers, records and files not in the possession of Lender in good and complete condition and shall preserve them against loss.

(b)               Subject to the terms and conditions of the Loan Agreement and upon reasonable advance notice from Lender and during regular business hours, Borrower shall make any or all such papers, records or files available to Lender in order that Lender may examine any such papers, records and files, either by its employees or by its agents or contractors, or both, and make copies of all or any portion thereof.

Section 4.11       Prohibition on Transfers, Additional Liens and Amendments to Governing Documents. Borrower shall not:

(a)               except for the lien effected by this Agreement, cause, permit or suffer to exist, and shall defend the Collateral against and take such other action as is reasonably necessary to remove or unwind, any Sale or Pledge (as hereinafter defined) of the Collateral or any part thereof, including entering into any lock-up or any other arrangement with respect to the Collateral, in all cases other than in accordance with the terms and conditions of the Loan Agreement or any other Loan Document, and (i) any Sale or Pledge made in violation of the foregoing (A) shall be an immediate Event of Default without hereunder without notice or opportunity to cure, (B) shall be void and of no force or effect, and (C) upon demand of Lender, shall forthwith be cancelled or satisfied by an appropriate instrument in writing, and (ii) if Borrower fails to do so, Lender may, but shall be under no obligation to, without waiving or releasing any obligation or liability of Borrower hereunder or any Event of Default, at any time thereafter make any necessary payment or any part thereof, obtain any necessary discharge, or otherwise defend Borrower’s title to the Collateral. As used herein, “Sale or Pledge” shall mean a voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest, which is in violation of the Loan Agreement or any of the Loan Documents;

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(b)               permit Pledged Entity to issue any replacement Equity Interest certificate without the prior written consent of Lender;

(c)               vote to enable, or take any other action to permit, Pledged Entity to issue, or fail to take any available action to prevent Pledged Entity from issuing, any Equity Interests in Pledged Entity or issuing any other securities convertible into or granting the right to purchase or exchange for any Equity Interests in Pledged Entity;

(d)               cause or permit Pledged Entity to terminate Pledged Entity’s “opt in” election under Article 8 of the UCC; or

(e)               cause or permit an amendment, modification or other change to the Governing Documents of Pledged Entity, without the prior written consent of Lender.

Section 4.12       Notices. Borrower shall, and insofar as it is able, cause Pledged Entity to, as appropriate, promptly give Lender:

(a)               written notice of any default or event of default under any contractual obligation of Pledged Entity that could be reasonably expected to have a material adverse effect upon the Pledged Company Interest, the Collateral, Borrower, or the Loan, or any litigation, investigation or proceeding which may exist at any time between Pledged Entity and any Governmental Authority or any other Person, which, if not cured or if adversely determined, as the case may be, could reasonably be expected to result in a material adverse effect;

(b)               written notice of a change in the business, operations, property or financial or other condition or prospects of Borrower or Pledged Entity which could result in a material adverse effect; and

(c)               a copy of any notice or other communication sent by Pledged Entity to Borrower or to any other members of Pledged Entity related to any Article 8 Matter.

Section 4.13       Additional Consents. Borrower shall, and insofar as it is able, cause Pledged Entity to, (a) consent to (i) the pledge by Borrower to Lender of the Equity Interests pursuant to the terms and conditions hereof, (ii) the transfer of the Equity Interests and the right of Lender to exercise all voting and management rights appurtenant or relating to that Equity Interest in each case, by or in lieu of, foreclosure of the pledge (it being agreed that Lender may, in its discretion, foreclose solely on the voting or management rights) in any event in accordance with the terms and conditions of this Agreement and any of the other Loan Documents, and (iii) upon the aforesaid transfer of the Equity Interests, the change in control of Pledged Entity, (b) acknowledge and agree that the foreclosure of the Equity Interests by Lender or other transfer of the Equity Interests in lieu of foreclosure, shall not constitute a prohibited transfer under any of the Governing Documents of Pledged Entity and (c) execute and deliver, contemporaneously with Borrower’s execution and delivery of this Agreement, an Acknowledgement and Consent substantially in the form of Exhibit A attached hereto. Further, to better assure the perfection of the security interest of Lender in the Pledged Company Interests, concurrently with the execution and delivery of this Agreement, Borrower shall send written instructions in the form of Exhibit B hereto to the Pledged Entity, and shall cause the Pledged Entity to, and the Pledged Entity shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit C hereto pursuant to which the Pledged Entity will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Company Interests without further consent of Borrower or any other Person. Notwithstanding anything in this paragraph, neither the written instructions provided for on Exhibit B nor the Confirmation Statement and Instruction Agreement provided for on Exhibit C shall be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in this Agreement.

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ARTICLE 5
Distributions

Section 5.1           Non-Cash Distributions. Lender shall be entitled to receive directly, and to retain as further Collateral, the following non-cash distributions with respect to the Equity Interests of the Pledged Entity (“Non-Cash Distributions”):

(a)               all Equity Interests, or other securities or property (other than cash) paid or distributed by way of dividend or distribution in respect of the Collateral;

(b)               all other or additional Equity Interests or other securities or property (other than cash) paid or distributed in respect of the Collateral by way of split, spin-off, split-up, recapitalization, reclassification, combination of Equity Interests, or similar rearrangement; and

(c)               all other or additional Equity Interests or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange, exchange offers, conveyance of assets, exercise of options, contribution of capital, liquidation or similar reorganization.

Section 5.2           Non-Cash Distribution Held in Trust. If Borrower shall receive from the Pledged Entity any Non-Cash Distribution as an addition to, on account of, in substitution of, or in exchange for the Collateral or any part thereof, Borrower shall hold the same as the agent and in trust for Lender, and shall immediately deliver it to Lender in the exact form received, with Borrower’s endorsement or assignment or other instrument as Lender may deem appropriate, to be held by Lender, subject to the terms hereof, as further Collateral.

Section 5.3           Cash Distributions Held in Trust. Upon the occurrence of any Event of Default, any cash distributions, dividends, interests and other cash payments payable to Borrower with respect to the Collateral then held or thereafter received by Borrower (“Cash Distributions”, and collectively with Non-Cash Distributions “Distributions”), shall immediately be remitted to Lender for application to the Debt, and until so remitted shall be received and held by Borrower in trust for Lender.

ARTICLE 6
Events of Default

An event of default (“Event of Default”) shall occur under this Agreement if: (a) Borrower fails to fully and timely perform any obligation under this Agreement when due (and without reference to any notice or cure permitted under the Loan Agreement or any other Loan Document), or (b) an “Event of Default” as that term is defined under the Loan Agreement has occurred and remains uncured.

ARTICLE 7
Remedies; Sales of Collateral

Section 7.1           Remedies. If an Event of Default shall occur and be continuing, in addition to the remedies contained in the Loan Agreement and other Loan Documents and subject to the terms and conditions of this Agreement the other Loan Documents:

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(a)               Lender shall have the right, at any time and from time to time during the continuance of an Event of Default, to effect the transfer of any or all of the Collateral, subject only to the provisions of the UCC and any other applicable statute which, in accordance with such statute, cannot be waived, in any one or more of the following ways:

(i)                 Register the Collateral in the name of, or transfer to, Lender, a nominee or nominees, or designee or designees, of Lender;

(ii)              Sell, resell, assign and deliver, in Lender’s discretion, any or all of the Collateral or any other security for Borrower’s obligations under the Loan Documents (whether in whole or in part and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash or upon credit bid (by Lender only); and

(iii)            Proceed by a suit or suits at law or in equity to foreclose all or any part of the security interests in the Collateral and sell the Collateral, or any portion thereof, under a judgment or decree of a court of competent jurisdiction, retaining during the duration of such judicial enforcement all other rights, including all rights under applicable law and all rights made under this Agreement, with respect to the Collateral.

(b)               Lender may exercise, either by itself or by its nominee or designee, including in the name of Borrower, at Lender’s discretion, the rights, powers and remedies granted to Lender hereunder and under the other Loan Documents in respect of the Collateral at any time prior to effecting the transfer of such Collateral to Lender or its nominee or designee, or any third party purchasers, as contemplated in Subsections 7.1(a)(i) and (ii) above, and whether or not any judicial action as contemplated in Subsection 7.1(a)(iii) above has been commenced or is continuing prior to a final non-appealable judgment. Such rights and remedies shall include, without limitation, and Borrower hereby grants to Lender, the right to exercise, by delivering notice to Borrower and the Pledged Entity, (i) all voting, consent, managerial and other rights relating to the Pledged Company Interests, whether in Borrower’s name or otherwise, and (ii) the right to exercise Borrower’s rights, if any, of conversion, exchange, or subscription, or any other rights, privileges or options pertaining to any of the Pledged Company Interests, including, without limitation, the right to exchange, at Lender’s discretion, any or all of the Pledged Company Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Entity, all without liability, except to account for property actually received by Lender. Borrower irrevocably authorizes and directs the Pledged Entity, on receipt of any such notice (A) to deem and treat Lender or its nominee in all respects as a member, partner or shareholder, as applicable (and not merely an assignee of a member, partner or shareholder) of the Pledged Entity, entitled to exercise all the rights, powers and privileges (including, without limitation, the right to vote on or take any action with respect to the Pledged Entity matters pursuant to the Governing Documents thereof) to receive all distributions, to be credited with the capital account and to have all other rights, powers and privileges pertaining to such member, partner or shareholder interest, as applicable, to which Borrower would have been entitled had Borrower not executed this Agreement, and (B) to file an amendment to the Governing Documents of the Pledged Entity admitting Lender or such nominee(s) as a member, partner or shareholder in place of Borrower.

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(c)               Lender may (but shall not be obligated or required to):

(i)                 ask for, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for monies due or to become due under or in respect of any of the Collateral and hold the same as part of the Collateral, or apply the same to any of the Debt in such manner as the Lender may determine in its discretion;

(ii)              receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above (including, without limitation, all instruments representing dividends, interest payments or other Distributions or any part thereof and give full discharge for the same);

(iii)            file any claims or take any actions or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Lender with respect to any of the Collateral;

(iv)             enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

(v)               discharge any taxes or liens levied on the Collateral or otherwise pay for the maintenance and preservation of the Collateral.

(d)               Lender may at such time and from time to time thereafter, without notice to, or consent of, Borrower or any other Person, but without affecting any of Borrower’s obligations under the Loan Documents, in the name of Borrower or in the name of Lender: (i) notify any other party to make payment and performance directly to Lender; (ii) extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any obligations owing to Borrower, or claims of Borrower under any Governing Documents of the Pledged Entity, as applicable; (iii) file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by Lender reasonably necessary or advisable for the purpose of collecting upon or enforcing any Governing Documents of the Pledged Entity; and (iv) execute any instrument and do all other things deemed reasonably necessary and proper by Lender to protect, preserve, or realize upon the Collateral or any portion thereof and to protect and preserve the other rights contemplated hereby.

(e)               Lender shall have the right, without notice to or consent of Borrower, to become, or to designate its nominee, designee, agent or assignee to become, a partner, member, officer or director, as applicable, of the Pledged Entity, in substitution of any existing Person serving in such capacity.

(f)                Lender may exercise all of the rights and remedies of a secured party under the UCC. Except as otherwise expressly provided in the Loan Documents or the UCC, Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Borrower, to the fullest extent permitted by law). Lender may buy any part or all of the Collateral at any public sale conducted in accordance with the UCC and as set forth herein.

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(g)               Lender shall have the right, but not the obligation, to take any appropriate action as it may deem necessary to (i) cure any Event of Default, (ii) cause any term, covenant, condition or obligation required under this Agreement or other Loan Document to be promptly performed or observed on behalf of Borrower, or (iii) protect the Collateral and any other security obtained pursuant to the other Loan Documents. All amounts advanced by, or on behalf of, Lender in exercising its rights under this Article 7 (including, without limitation, reasonable legal expenses and out-of-pocket disbursements incurred in connection therewith), together with interest thereon at the Default Rate from the date of any such advance, shall be payable by Borrower to Lender within five (5) days of written demand therefor and shall be secured by the Collateral.

Section 7.2           Power of Attorney.

(a)               Upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably authorizes and empowers Lender, and assigns and transfers to Lender, and constitutes and appoints Lender and any of its assigns, as its true and lawful attorney-in-fact and as its agent with full power of substitution for Borrower to proceed from time to time in Borrower’s name, in order to more fully vest in Lender the rights and remedies provided for herein, in any statutory or non-statutory legal or other proceeding, including any bankruptcy proceeding affecting Borrower, the Pledged Entity, or the Collateral.

(b)               Lender and any of its assigns, or their respective nominees, may either pursuant to such power-of-attorney or otherwise, take any action and execute any instrument which Lender determines necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (i) execute and file proof of claim with respect to any or all of the Collateral against the Pledged Entity and vote such claims with respect to all or any portion of such Collateral (A) for or against any proposal or resolution, (B) for a trustee or trustees or for a receiver or receivers or for a committee of creditors, and/or (C) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition or extension; (ii) receive, endorse and collect all drafts, checks and other instruments for the payment of money made payable to Borrower representing any interest, payment of principal or other distribution payable in respect of the Collateral; (iii) execute endorsements, assignments or other instruments of conveyance or transfer in respect of any other property which is or may become a part of the Collateral hereunder; and (iv) execute releases and negotiate settlements as appropriate, including on account of, or in exchange for, any or all of the Collateral or any payment or distribution received by Borrower, or by Lender on Borrower’s behalf.

(c)               The foregoing power-of-attorney is irrevocable and coupled with an interest, and any similar or dissimilar powers previously given by Borrower in respect of the Collateral or the Pledged Entity to any Person other than Lender are hereby revoked. The power-of-attorney granted herein shall terminate automatically upon the payment in full of the Debt.

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Section 7.3           Lender Rights. The obligations of Borrower under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstances or occurrence except as specifically provided in this Agreement. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower or any other Person pledging collateral pursuant to the other Loan Documents or existing at law or in equity or otherwise. Lender’s rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s discretion. Lender shall have no duty to exercise any of the aforesaid rights, powers and remedies and shall not be responsible for any failure to do so or delay in so doing. Notwithstanding anything to the contrary contained in this Agreement, (a) Lender shall not be obligated to perform or discharge any obligation of Borrower or the Pledged Entity, either as a result of this Agreement or otherwise, and (b) the acceptance by Lender of this Agreement shall not at any time or in any event obligate Lender to (i) appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or (ii) take any action, expend any money, incur any expenses, or perform or discharge any obligation, duty or liability with respect to the Collateral.

Section 7.4           No Release, Etc. No delay or omission to exercise any remedy, right or power accruing upon a default or an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any default or Event of Default shall not be construed to be a waiver of any subsequent default or Event of Default or to impair any remedy, right or power of Lender. Any and all of Lender’s rights with respect to any Collateral shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding, among other things: (a) any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from, this Agreement or any other Loan Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, delay, extension of time, indulgence or other action or inaction under or in respect of this Agreement or any other Loan Document; (c) any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document; (d) any sale, exchange, release, surrender, or substitution of, or realization upon, any Collateral (except to the extent otherwise specifically agreed to by Lender) or any other security held by Lender to secure the Debt; (e) the furnishing to or acceptance by Lender of any additional security to secure the Debt; or (f) any invalidity, irregularity or unenforceability of all or any part of Borrower’s obligations under the Loan Documents or of any security therefor.

Section 7.5           Preferences. Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against, or in payment of, any or all of the obligations of Borrower pursuant to this Agreement, the Loan Agreement, the Note or any other Loan Document. To the extent Borrower makes a payment or payments to Lender for Borrower’s benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations (or part thereof) of Borrower intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

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Section 7.6           Right to Conduct Partial Sale of Collateral. In connection with any sale of the Collateral during the continuance of an Event of Default, Lender may grant options and may impose conditions such as requiring any purchaser to represent that any “securities” constituting any part of the Collateral are being purchased for investment only. If all or any of the Collateral is sold at any such sale by Lender to a third party upon credit, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may accept the next greatest bid placed at the sale or may resell such Collateral. Lender may exercise its rights with respect to less than all of the Collateral, leaving unexercised its rights with respect to the remainder of the Collateral, provided, however, that such partial exercise shall in no way restrict Lender’s right to exercise its rights with respect to the remaining Collateral at a later time or times. Borrower hereby waives and releases any and all rights of redemption with respect to the sale of any Collateral.

Section 7.7           Sale Procedures.

(a)               No demand, advertisement or notice, all of which are hereby expressly waived by Borrower, shall be required in connection with any sale or other disposition of all or any part of the Collateral, except that Lender shall give Borrower at least fifteen (15) days’ prior written notice of the time and place of any public sale or of the time after which any private sale or other disposition is to be made, which notice Borrower hereby agrees is reasonable. The notice of such sale shall (a) in case of a public sale, state the time and place fixed for such sale, (b) in case of a sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, first will be offered for sale, and (c) in the case of a private sale, state the date after which such sale may be consummated.

(b)               Borrower agrees that Lender shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Company Interests sold by Lender pursuant to this Agreement. Lender, may, in its sole discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. Without in any way limiting Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, Borrower hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale and hereby irrevocably waives any right to contest any such sale:

(i)                 Lender conducts the foreclosure sale in the State of New York;

(ii)              The foreclosure sale is conducted in accordance with the laws of the State of New York;

(iii)            Lender notifies Borrower, in accordance with the requirements of this Agreement for the giving of notice, of the time and place of such foreclosure sale;

(iv)             The foreclosure sale is conducted by an auctioneer licensed in the State of New York and is (i) conducted in front of the New York Supreme Court located in New York City or such other New York State Court having jurisdiction over the Collateral on any Business Day between the hours of 9 a.m. and 5 p.m. or (ii) conducted virtually;

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(v)               The notice of the date, time and location of the foreclosure sale is published in the New York Times or Wall Street Journal (or such other newspaper widely circulated in New York, New York) for seven (7) consecutive days prior to the date of the foreclosure sale; and

(vi)             Lender sends notification of the foreclosure sale to all secured parties identified as a result of a search of the UCC financings statements in the filing offices located in the State in which Pledged Entity is formed, conducted not later than twenty (20) days and not earlier than thirty (30) days before such notification date.

(c)               Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Lender accepts the first offer received and does not offer any Collateral to more than one offeree, provided that Lender has acted in a commercially reasonable manner in conducting such private sale.

Section 7.8           Adjournment; Credit Sale. Lender shall not be obligated to make any sale of the Collateral if it shall determine, in its discretion, not to do so, regardless of the fact that notice of sale may have been given, and Lender may without notice or publication adjourn any public or private sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public or private sale of all or any portion of the Collateral, unless prohibited by any applicable statute which cannot be waived, Lender (or its nominee or designee) may purchase all or any portion of the Collateral being sold, free and clear of, and discharged from, any trusts, claims, equity or right of redemption of Borrower, all of which are hereby waived and released to the extent permitted by law, and may make payment therefor by credit against any of Borrower’s obligations under the Loan Documents in lieu of cash or any other obligations.

Section 7.9           Expenses of Sale; Application of Collateral and Distributions. In the case of any sale, public or private, of all or any portion of the Collateral, Borrower shall be responsible for the payment of all costs and expenses of every kind incurred in connection with the sale or the delivery of the Collateral, including brokers’ and reasonable attorneys’ fees and any taxes imposed in connection with the sale. All proceeds of the sale of all or any portion of the Collateral, and all Distributions now or at any time hereafter received or retained by Lender pursuant to the provisions of this Agreement (including, without limitation, the provisions of this Article 7), shall be applied by Lender to the satisfaction of the Debt (including, without limitation, any of the aforementioned costs and expenses) in such order and priority as determined by Lender in its sole discretion.

Section 7.10       No Public Registration of Sale. Pursuant to Section 9-603 of the UCC, Borrower specifically agrees that a foreclosure sale conducted in conformity with the principles set forth in the applicable No-Action Letters issued by the SEC describing procedures which permit a foreclosure sale of securities to occur in a manner that is public for purposes of Part 6 of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act, (a) shall be considered to be a “public disposition” for purposes of Section 9-610(c) of the UCC, (b) will be considered commercially reasonable notwithstanding that Lender has not registered or sought to register the interests under the Securities Act, even if Borrower, or the Pledged Entity agree to pay all costs of the registration process, and (c) shall be considered to be commercially reasonable, notwithstanding that Lender purchases such interests at such a sale.

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Section 7.11       Strict Foreclosure. Lender may, in its discretion, either negotiate an agreement (“Strict Foreclosure Agreement”) with Borrower, or make a written proposal (“Strict Foreclosure Proposal”) to Borrower, to retain the Collateral in full or partial satisfaction of the obligations in accordance with the procedures specified in Section 9-620 of the UCC. Borrower and each Pledged Entity shall fully cooperate, at their sole expense, in all matters deemed reasonably necessary by Lender to effect the transfer of ownership on the records of the applicable Pledged Entity in accordance with any applicable requirements of the Governing Documents of the Pledged Entity or the Loan Documents (as defined in the Mortgage Loan Agreement) in connection with any Strict Foreclosure Agreement or Strict Foreclosure Proposal. Such cooperation shall include using Borrower’s commercially reasonable efforts to assist Lender in obtaining any necessary review, approvals and other administrative action from the Pledged Entity or Mortgage Lender. Such assistance shall include at Lender’s request (i) attending all meetings with, and providing all related financial and operational documents and materials to such third parties, and (ii) providing such assurances and executing such documentation as is required by such third parties or Lender to effect such transfer.

Section 7.12       Receipt of Sales Proceeds. Upon any sale of the Collateral, or any portion thereof, by Lender hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the proceeds by Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any of the purchase money paid over to Lender or such officer or be answerable in any way for the misapplication or non-application thereo

Section 7.13       Standstill Period.

(a)               Notwithstanding anything to the contrary contained in this Agreement, the Loan Agreement or any other Loan Document, Lender agrees that, for a period of forty-five (45) consecutive days following the day on which Lender shall have served notice upon Borrower that an Event of Default has occurred with respect to the Maturity Date (the “Standstill Period”), Lender shall not exercise, and shall refrain from exercising, any rights or remedies with respect to the Collateral in the Pledged Entity, provided, however, Lender may take actions reasonably necessary to preserve, protect or maintain the validity, perfection, priority or enforceability of its security interest in the Collateral (it being agreed by Borrower that it is reasonably necessary for Lender to (i) diligently prosecute the enforcement of its rights and (ii) pursue any and all remedies at its disposal, in each case, up to but excluding the conducting of a foreclosure sale in the State of New York).

(b)               Following the expiration of the Standstill Period, Lender may exercise any and all of its rights and remedies granted hereunder or under the Loan Documents after the occurrence of an Event of Default.

Section 7.14

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ARTICLE 8
Securities Act

Section 8.1           Securities Registration. If an Event of Default shall have occurred and be continuing and Borrower shall have received from Lender a written request that Borrower effect any registration, qualification or compliance under any federal or state securities law or laws with respect to all or any part of the Collateral, and such registration, qualification and/or compliance is required under applicable federal or state securities law or laws, Borrower agrees, at its sole expense, to use commercially reasonable efforts to effect, as soon as practicable (and thereafter keep effective), such registration, qualification and compliance as required under: (a) applicable federal or state securities law or laws and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), (b) applicable blue sky or other state securities laws, and (c) other government requirements. Lender shall furnish to Borrower such information regarding Lender as Borrower may request in writing and as shall reasonably be required in connection with any such registration, qualification or compliance. Borrower shall cause Lender to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to Lender such number of prospectuses, offering circulars or other documents incident thereto as Lender from time to time may reasonably request, and shall indemnify Lender and all others participating in the distribution of such Collateral against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to Borrower by Lender expressly for use therein.

Section 8.2           Private Securities Sale. Lender may, in its discretion, sell the Collateral or any part thereof by private sale (for securities law purposes) in such manner and under such circumstances as Lender may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that notice is given to Borrower in accordance with the private sale notice provisions of Article 7. Without limiting the generality of the foregoing, in any such event Lender, in its discretion (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a single potential purchaser to effect such sale and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, Lender shall incur no responsibility or liability for selling all or any part of the Collateral at a price which Lender may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act.

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ARTICLE 9
Irrevocable Proxy

With respect to any Article 8 Matter, Borrower hereby irrevocably constitutes and appoints Lender, from the date of this Agreement until the Debt is indefeasibly paid in full, as Borrower’s true and lawful proxy, for and in each Borrower’s name, place and stead to vote the Pledged Company Interests and any and all other equity interests in Pledged Entity owned by Borrower whether directly or indirectly, beneficially or of record, now owned or hereafter acquired (the Pledged Company Interests together with all such other equity interests, the “Article 8 Interests”); provided, however, so long as no Event of Default has occurred and is continuing, Lender agrees not to exercise such proxy power. The foregoing proxy shall include the right to sign Borrower’s name (as an owner of the Pledged Entity) to any consent, certificate or other document relating to Pledged Entity that applicable law may permit or require, to cause the Article 8 Interests to be voted in accordance with the preceding sentence. Borrower hereby revokes all other proxies and powers of attorney with respect to the Article 8 Interests that Borrower may have previously appointed or granted, to the extent such proxies or powers extend to any Article 8 Matter. Borrower shall not give a subsequent proxy or power of attorney (and if given, it will not be effective) or enter into any other voting agreement with respect to the Article 8 Interests with respect to any Article 8 Matter. So long as no Event of Default has occurred and is continuing, Lender agrees to forebear from exercising any and all voting and other consensual rights pertaining to the Article 8 Interests or any part thereof in accordance with the terms and conditions of Section 3.1 hereof

THE PROXIES AND POWERS GRANTED BY BORROWER PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF THE BORROWER’S OBLIGATIONS UNDER THIS AGREEMENT.

ARTICLE 10
Miscellaneous Provisions

Section 10.1       Further Assurances; Preservation and Perfection of Security Interest. At its own expense, Borrower agrees to do, and cause Pledged Entity to do, all such further acts and things and to execute and deliver to Lender with respect to the Collateral such additional conveyances, assignments, agreements, certificates, documents and instruments as Lender from time to time may reasonably require, or may deem reasonably advisable, necessary or expedient, to give full effect to this Agreement, and to further assure and confirm to Lender the rights, powers and remedies intended to be granted hereunder or under any other Loan Document, and for the purpose of effectively perfecting, maintaining and preserving Lender’s security interest and the benefits intended to be granted to Lender hereunder. Borrower hereby agrees to, and to cause Pledged Entity to, sign (as applicable) and deliver to Lender financing statements, continuation statements and other documents, in form reasonably acceptable to Lender, as Lender may from time to time reasonably request in writing or which are reasonably necessary or desirable in the opinion of Lender to establish and maintain a valid and perfected security interest in the Collateral, and to pay any filing fees relative thereto. Borrower also authorizes Lender, to the extent permitted by law, to file such financing statements and amendments thereto relating to all or any part of the Collateral without the consent of Borrower, and further authorizes Lender, to the extent permitted by law, to file a photographic or other reproduction of this Agreement or of a financing statement in lieu of a financing statement. In addition, Borrower agrees at any time and from time to time upon not less than ten (10) days’ prior notice by Lender to Borrower, to execute, acknowledge and deliver to Lender or any other party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto) and stating whether or not any default or Event of Default has occurred, and, if so, specifying each such default or Event of Default.

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Section 10.2       Headings; Exhibits. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. All exhibits are incorporated herein by reference. Any reference to the “Collateral” shall be deemed to refer to all or a portion of the Collateral, as applicable, now held, or hereafter received, by Lender.

Section 10.3       Governing Law. The governing law and related provisions set forth in Section 13.14 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein and shall be deemed fully applicable to Borrower and each additional pledgor hereunder, if any. Borrower and each additional pledgor hereunder, if any, hereby certify that they have received and reviewed the Loan Agreement (including, without limitation, Section 13.14 thereof). In the event of any conflict or inconsistency between any of the other terms and conditions of this Assignment and this Section 10.3, this Section 10.3 shall control.

Section 10.4       Notices. Notices by Lender to Borrower or Pledged Entity to be effective shall be in writing, addressed or transmitted to Borrower or Pledged Entity at the address of Borrower set forth in the introductory paragraph hereto, and shall be deemed to have been duly given if made in accordance with the terms and provisions of Section 13.2 of the Loan Agreement.

Section 10.5       Termination. Upon the indefeasible payment in full of the Debt and all other amounts due in connection therewith, if any, this Agreement shall terminate. Upon such payment, Lender shall promptly execute and deliver to Borrower any termination documents prepared by Borrower in order to, upon such execution and delivery, terminate Lender’s lien on the Collateral, which documents shall be in form and substance reasonably acceptable to Lender. This Section 10.5 and any termination effected hereunder shall be subject to the provisions of Sections 7.5 and 10.6(f) hereof.

Section 10.6       Waivers.

(a)               In the event of any legal action between Borrower and Lender hereunder, Borrower expressly waives, to the extent permitted by law, any and all rights Borrower may have under the law as now constituted or hereafter amended that may constitute a limitation on prejudgment remedies, and Lender may invoke any prejudgment remedy available to it, including garnishment, attachment, foreign attachments and request, with respect to the Collateral, to enforce the provisions of this Agreement.

(b)               The powers conferred on Lender hereunder are solely for Lender’s benefit and do not impose any duty on Lender to exercise any such powers. Borrower waives, to the fullest extent permitted by law, all rights whatsoever against Lender for any loss, expense, liability or damage suffered by Borrower as a result of actions taken pursuant to this Agreement, including those arising under any “mortgagee in possession” doctrine or the like, except to the extent such losses, expenses, liabilities or damages result from the fraud, gross negligence or willful misconduct of Lender, or to the extent otherwise expressly provided herein.

(c)               Borrower hereby waives, to the fullest extent permitted by law, every statute of limitation, any right of redemption, any moratorium or redemption period, and any right which Borrower may have to direct the order in which any of the Collateral shall be disposed of in the event of any disposition thereof pursuant hereto, except as otherwise expressly provided herein or in the other Loan Documents.

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(d)               Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower. No release of any security for the Loan or one or more extensions of time for payment of the Note or any installment thereof, and no alteration, amendment or waiver of any provision of this Agreement, the Note or the other Loan Documents made by agreement between Lender or any other person, shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other person who may become liable for the payment of all or any part of the Loan under the Note, this Agreement or the other Loan Documents.

(e)               Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the Loan Documents, as well as any and all benefit that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extensions of time for payment.

(f)                Borrower hereby waives notice of acceptance hereof, and except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by Lender of any rights or powers which it may have or to which it may be entitled with respect to the Collateral.

Section 10.7       WAIVER OF JURY TRIAL. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Section 10.8       Offsets, Counterclaims and Defenses. Borrower hereby knowingly waives the right to assert any counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against Borrower by Lender. Any assignee of the Loan Documents or any successor of Lender shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan Documents which Borrower may otherwise have against any assignor of the Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee under such Loan Document. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

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Section 10.9       Security Agreement. This Agreement is intended to be a security agreement pursuant to the UCC for any and all of the Collateral purported to be covered by this Agreement, and, prior to the occurrence of and continuation of an Event of Default hereunder, any assignment of the Collateral by the Borrower pursuant to this Agreement is an assignment for security purposes only. All rights of Lender hereunder, the grant of a security interest in the Collateral and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Governing Documents; (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Debt, or any release, amendment or waiver of or any consent to any departure from the Loan Agreement or any other of the Loan Documents; (c) any exchange, release or non-perfection of any other collateral, or any release, amendment or waiver of or consent to or departure from any guarantee, for all or any of the Debt; or (d) any other similar circumstance which might otherwise constitute a defense available to, or a discharge of, Pledged Entity or Borrower in respect of the Debt or in respect of this Agreement.

Section 10.10   Sole Discretion of Lender. Wherever pursuant to this Agreement Lender takes any of the following actions, each action shall be taken or decision made in Lender’s sole but reasonable discretion, unless expressly provided otherwise: (a) Lender exercises any right to approve or disapprove or to grant or withhold consent or (b) Lender exercises any right to determine whether an arrangement or term is satisfactory to Lender; provided, however, that actions and decisions regarding enforcement method and/or timing, releases of Collateral, Article 8 Matters or approval of Transfers shall be excluded from any requirement of reasonableness. Notwithstanding any provision hereunder which provides Lender the opportunity to approve or disapprove any action or decision by Borrower, Lender is not undertaking the performance of any obligation of Borrower.

Section 10.11   Remedies of Borrower. If a claim or adjudication is made that Lender or its agents or nominees, has acted unreasonably, or has unreasonably delayed acting, in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent or nominee, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents or nominees, shall be liable for any monetary damages, and Borrower’s sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender, its agents or nominees has acted reasonably shall be determined by an action seeking declaratory judgment.

Section 10.12   Limitation on Duties Regarding Collateral. All of the Collateral at any time delivered to Lender pursuant to this Agreement shall be held by Lender subject to the terms, covenants and conditions set forth in the Loan Documents. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, if any, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender deals with similar Equity Interests and other similar property for its own account. Lender shall not have any other duty concerning the collection or protection of the Collateral or any income thereon or payments with respect thereto, or concerning the preservation of any rights pertaining thereto. Neither Lender nor any of its directors, officers, partners, members, employees, agents or counsel shall be (a) liable for (i) failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or (ii) any action taken or omitted to be taken by such party or parties relative to any of the Collateral, except for such party’s or parties’ own gross negligence or willful misconduct or (b) under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or otherwise. Lender shall be entitled to rely in good faith upon any writing or other document (including, without limitation, any telegram or e-mail) or any telephone conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person (but Lender shall be entitled to such additional evidence of authority or validity as it may in its discretion request in writing, but it shall have no obligation to make any such written request), and with respect to any legal matter, Lender may rely in acting or in refraining from acting upon the advice of counsel selected by it concerning all matters hereunder.

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Section 10.13   Right to Release Information. Following the occurrence and during the continuance of any Event of Default, Lender may forward to any broker, prospective purchaser of the Collateral, the Property or the Loan, or other Person or entity all documents and information which Lender now has or may hereafter acquire relating to the Debt, Borrower, any pledgor hereunder, Mortgage Borrower, any Guarantor, any indemnitor, the Collateral, the Property and any other matter in connection with the Loan, whether furnished by such parties or otherwise, as Lender determines necessary or desirable. The undersigned irrevocably waives any and all rights it may have to limit or prevent such disclosure, including any right of privacy or any claims arising therefrom.

Section 10.14   Secondary Market Cooperation. Lender shall have the right, but not the obligation, to effectuate one or more Secondary Market Transactions (and, at Lender’s election, each note and/or component comprising the Loan may be subject to one or more Secondary Market Transactions). The provisions contained in Section 13.35 of the Loan Agreement are hereby incorporated herein by reference, as if the same had been fully set forth herein, with each pledgor under this Agreement equally bound by the obligations of Borrower thereunder.

[NO FURTHER TEXT ON THIS PAGE]
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IN WITNESS WHEREOF, the undersigned has caused this Pledge and Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

BORROWER:

BLOCK 40 HOLDCO LLC, a Delaware limited liability company By:______________________ Name: Title:

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EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT

Block 40 Property, LLC, a Delaware limited liability company (individually and/or collectively, as the context may suggest or require, the “Mortgage Borrower”), hereby acknowledges receipt of a copy of that certain Pledge and Security Agreement, dated as of the date hereof, by Borrower in favor of Lender (the “Pledge Agreement”) and acknowledges that Borrower is bound thereby. Terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Pledge Agreement.

Mortgage Borrower shall give copies of any notices or other communications that it sends to Borrower or to any other owners of Mortgage Borrower related to any Article 8 Matter to Lender at the same time as such notices or other communications are sent to Borrower or any such other owners of Mortgage Borrower. Mortgage Borrower acknowledges the powers and proxies granted in the Pledge Agreement and agree that Lender shall have the sole right during the term of the Pledge Agreement to vote the Pledged Company Interests with respect to any Article 8 Matter.

Dated: _____________, 2026

BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

By:____________________________

Name:

Title:

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EXHIBIT B

INSTRUCTION TO REGISTER PLEDGE

[_], 2026

To: BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

In accordance with the requirements of that certain Pledge and Security Agreement, dated as of the date hereof (as amended, supplemented, replaced, amended and restated or otherwise modified from time to time, the “Pledge Agreement”), by Block 40 Holdco LLC, a Delaware limited liability company (“Borrower”), in favor of 1818 Mezz Lender LLC, a Delaware limited liability company (terms used but not defined herein are as defined in the Pledge Agreement), you are instructed, notwithstanding your and our understanding that your limited liability company interests are securities under Article 8 of the Uniform Commercial Code, to register the pledge of the following interests in the name of Lender as follows:

The 100% limited liability interest of Block 40 Property, LLC, a Delaware limited liability company (“Issuer”), including all of the related Collateral now owned or at any time hereafter arising or acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest or is deemed by law to have rights in or the power to convey rights in, wherever located.

You are further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Control Agreement, substantially in the form of Exhibit C to the Pledge Agreement, and, to the extent provided more fully therein, to comply with the instructions of Lender in respect of the Collateral without further consent of, or notice to, the undersigned Borrower.

[Remainder of Page Intentionally Left Blank]

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Very truly yours,

1818 MEZZ LENDER LLC,

a Delaware limited liability company

By:

Name:

Title:

[Signatures continue on following page]

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BLOCK 40 HOLDCO LLC,

a Delaware limited liability company

By:

Name:

Title:

[End of signatures]

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EXHIBIT C

CONFIRMATION STATEMENT AND CONTROL AGREEMENT

[_], 2026

To: 1818 MEZZ LENDER LLC

Pursuant to the requirements of that certain Pledge and Security Agreement, dated as of the date hereof (as amended, supplemented, replaced, amended and restated or otherwise modified from time to time, the “Pledge Agreement”), by Block 40 Holdco LLC, a Delaware limited liability company (“Borrower”), in favor of 1818 Mezz Lender LLC, a Delaware limited liability company (terms used but not defined herein are as defined in the Pledge Agreement), this Confirmation Statement and Control Agreement relates to those limited liability company interests, as further described on Schedule A (collectively, the “Pledged Company Interests”), issued by Block 40 Property, LLC, a Delaware limited liability company (“Issuer”).

The Pledged Company Interests are not (i) “investment company securities” (within the meaning of Section 8-103 of the Code) or (ii) dealt in or traded on securities exchanges or in securities markets. The Pledged Company Interests are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), and, therefore, for purposes of perfecting the security interest of Lender therein, the Issuer agrees as follows:

On the date hereof, the registered owner of 100% of the limited liability company interests in Block 40 Property, LLC, a Delaware limited liability company;

is:

BLOCK 40 HOLDCO LLC, a Delaware limited liability company

Taxpayer I.D. Number: [_]

The registered pledgee of the Pledged Company Interests is:

1818 MEZZ LENDER LLC,

a Delaware limited liability company (“Lender”)

There are no liens of the Issuer on the Pledged Company Interests or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the Code. The Issuer has registered the Pledged Company Interests in the name of the registered pledgee on the date hereof. No other pledge or other interest adverse to that of the registered pledgee is currently registered on the books and records of the Issuer with respect to the Pledged Company Interests.

Until the Debt (as defined in that certain Mezzanine Loan Agreement, dated as of the date hereof, by and between Borrower and Lender) is indefeasibly paid in full, Borrower, Lender and Issuer agree that Issuer shall: (i) comply with the instructions of Lender, without any further consent from Borrower or any other Person, in respect of the Pledged Company Interests; and (ii) disregard any request made by Borrower or any other person which contravenes the instructions of Lender with respect to the Pledged Company Interests.

Very truly yours,

BLOCK 40 Property, LLC,

a Delaware limited liability company

By:____________________________

Name:

Title:

[Signatures continue on following page]

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BLOCK 40 HOLDCO LLC,

a Delaware limited liability company

By:___________________________

Name:

Title:

[Signatures continue on following page]

30

1818 MEZZ LENDER LLC,

a Delaware limited liability company

By:

Name:

Title:

31

[End of signatures]

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SCHEDULE A

DESCRIPTION OF PLEDGED LIMITED LIABILITY COMPANY INTERESTS

Issuer	Owner	Class of Interest	Initial Percentage of Limited Liability Company Interests
Block 40 Property, LLC, a Delaware limited liability company	Block 40 Holdco LLC, a Delaware limited liability company	Limited Liability Interest	100%

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EXHIBIT D

LIMITED LIABILITY COMPANY INTEREST CERTIFICATE

CERTIFICATE FOR

BLOCK 40 PROPERTY, LLC

Certificate Number 1 100% outstanding

limited liability company interests

Date: July [_], 2026

Block 40 Property, LLC, a Delaware limited liability company (the “Company”), hereby certifies that Block 40 Holdco LLC, a Delaware limited liability company, or, to the fullest extent permitted by applicable law and in all events subject to the Agreement (as defined below), any successors and assigns (the “Holder”) is the registered owner of 100% of the limited liability company interest in the Company (the “Interests”). THE RIGHTS, POWERS, PREFERENCES, RESTRICTIONS (INCLUDING TRANSFER RESTRICTIONS) AND LIMITATIONS OF THE INTERESTS ARE SET FORTH IN, AND THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY ARE ISSUED AND SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS AND PROVISIONS OF THE OPERATING AGREEMENT OF THE COMPANY, DATED AS OF [_], 2026, AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME (THE “AGREEMENT”). THE TRANSFER OF THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY IS RESTRICTED AS DESCRIBED IN THE AGREEMENT. By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all of the terms and conditions of the Agreement. The Company will furnish a copy of the Agreement to the Holder without charge upon written request to the Company at its principal place of business. The Company maintains books for the purpose or registering the transfer of Interests. In all events subject to the Agreement, transfer of any or all Interests can be effected only after compliance with all the relevant restrictions in the Agreement and the delivery of an endorsed Certificate to the Company, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such transfer, and an applicable for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such transfer.

Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed as of the date set forth above.

BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

By:__________________________
Name:

Title:

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REVERSE SIDE OF CERTIFICATE REPRESENTED LIMITED LIABILITY COMPANY INTERESTS OF BLOCK 40 PROPERTY, LLC

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ [print or typewrite the name of the transferee], _____________________ [insert Social Security Number or other taxpayer identification number of transferee], the following specified percentage of Interests: __________________________ [identify percentage of Interests being transferred], and irrevocably constitutes and appoints _____________________ as attorney-in-fact to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated: ___________ BLOCK 40 HOLDCO LLC,

a Delaware limited liability company

(TRANSFEROR)

By:

Name:

Title:

Address: ____________________________

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the percentage of limited liability company interests in the Company described above (the “Transfer”) and applies to be admitted to the Company as a substitute member of the Company in accordance with the Agreement (as defined on the front side hereof), (b) agrees to comply with and be bound by all of the terms and provisions of the Agreement, (c) represents that the Transfer complies with the terms and conditions of the Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant's admission to the Company as a substitute member of the Company in accordance with the Agreement and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Agreement with respect to the limited liability company interests in the Company described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Agreement.

Subject to the Agreement, the Delaware Limited Liability Company Act (the “Act”), and Article 8 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (“Article 8”), the Applicant directs that the foregoing Transfer and the Applicant's admission to the Company as a substitute member of the Company shall be effective as of ______________________________.

Name of Transferee (Print)

________________________________________

Dated: __________________________ Signature:

(Transferee)

Address:

Subject to the Agreement, the Act and Article 8, the Company has determined (a) that the Transfer described above is permitted by the Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member of the Company.

BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

By:___________________________

Name:

Title:

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